UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

MEDAVAIL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
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☐    Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a 6(i)(1) and 0 11.

MEDAVAIL HOLDINGS, INC.
6665 MILLCREEK DR. UNIT 1,
MISSISSAUGA, ONTARIO, CANADA
L5N 5M4
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Time on Tuesday, June 14, 2022
Dear Stockholders of MedAvail Holdings, Inc.:
We cordially invite you to attend the virtual 2022 annual meeting of stockholders (the “Annual Meeting”) of MedAvail Holdings, Inc., a Delaware corporation, which will be held on Tuesday, June 14, 2022 at 11:00 a.m. Eastern Time, via live webcast at www.virtualshareholdermeeting.com/MDVL2022. You will be able to attend the meeting online and submit questions during the meeting by visiting the website listed above. You will also be able to vote your shares electronically at the annual meeting. This meeting is being held for the following purposes, as more fully described in the accompanying proxy statement:
1.To elect two Class II directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022;
3.To approve an amendment and restatement of our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock, par value $0.001, to a new total of 300,000,000 shares; and
4.To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on April 19, 2022 as the record date for the Annual Meeting. Only stockholders of record on April 19, 2022 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
On or about May 2, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.
We appreciate your continued support of MedAvail Holdings, Inc.

By Order of the Board of Directors,
/s/ Mark Doerr
Chief Executive Officer Phoenix, Arizona May 2, 2022

Important Notice Regarding Proxy Materials for the Stockholder Meeting
to be Held on June 14, 2022

The Notice of Annual Meeting, Proxy Statement and Form of Proxy are first being mailed on or about May 2, 2022 to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and our 2021 Annual Report are also available on the Company’s website.
Virtual Meeting Admission
Stockholders of record as of April 19, 2022 will be able to participate in the virtual Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/MDVL2022. To participate in the virtual Annual Meeting, you will need the 16-digit control number included on your proxy card.
The Annual Meeting will begin promptly at 11:00 a.m. Eastern Time on Tuesday, June 14, 2022. Online check-in will begin at 10:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.
Voting
Whether or not you plan to virtually attend the Annual Meeting and regardless of the number of shares of common stock that you own, please cast your vote, at your earliest convenience, as instructed on your proxy card and/or voting instruction form. Your vote is very important. Your vote before the Annual Meeting will ensure representation of your shares at the Annual Meeting even if you are unable to virtually attend. You may submit your vote by the internet, telephone, mail or virtually at the Annual Meeting. Voting over the internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet or telephone, you help us reduce postage, printing and proxy tabulation costs. We encourage all holders of record to vote in accordance with the instructions on the proxy card and/or voting instruction form prior to the Annual Meeting even if they plan on virtually attending the Annual Meeting. Submitting a vote before the Annual Meeting will not preclude you from voting your shares at the Annual Meeting should you decide to virtually attend. You may vote using the following methods:

Computer:
Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the internet. During the Annual Meeting, visit our Annual Meeting website at www.virtualshareholdermeeting.com/MDVL2022

Mail:	Sign, date and return your proxy card/voting instruction form to vote by mail.
Phone:	Call the telephone number on your proxy card/voting instruction form to vote by telephone.

MEDAVAIL HOLDINGS, INC.
PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Eastern Time on Tuesday, June 14, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the virtual 2022 annual meeting of stockholders of MedAvail Holdings, Inc. (f/k/a MYOS RENS Technology Inc.), a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held via live webcast at www.virtualshareholdermeeting.com/MDVL2022 on Tuesday June 14, 2022 at 11:00 a.m. Eastern Time. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 2, 2022 to all stockholders entitled to vote at the Annual Meeting.

Virtual Stockholder Meeting
Our 2022 Annual Meeting will be conducted exclusively online via live webcast. Stockholders of record at the close of business on April 19, 2022 will be allowed to communicate with us and ask questions in our virtual stockholder meeting forum before and during the meeting. All directors and key executive officers are expected to be available to answer questions. For further information on the virtual meeting, please see the Q&A section below. Please note that there will not be a physical meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
What is a proxy statement and what is a proxy?
A proxy statement is a document that the rules and regulations of the United States, including the Securities and Exchange Commission (“SEC”), require us to give to you when it asks you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you delegate someone as your proxy in a written document, that document is also called a proxy or proxy card.
Why am I receiving these proxy materials?
You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the April 19, 2022 record date. As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
Pursuant to SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found on the Notice, along with instructions regarding procedures designed to ensure the authenticity and correctness of your proxy vote.
In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. In connection with our upcoming Annual Meeting, if you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which is described more fully in this proxy statement. In addition, management will report on our performance and respond to questions from stockholders.
What matters am I voting on?
You will be voting on:
•the election of two Class II directors to serve until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified;
•a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022;
•an amendment and restatement of our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock, par value $0.001 (“Common Stock”), to a new total of 300,000,000 shares; and
•any other business as may properly come before the Annual Meeting.
How does the board of directors recommend I vote on these proposals?
Our board of directors recommends a vote:

•“FOR ALL” for the election of Gerald Gradwell and Paul Johnson as Class II directors;
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and
•“FOR” the approval of an amendment and restatement of our amended and restated certificate of incorporation to increase the number of authorized shares of our Common Stock to a new total of 300,000,000 shares.
Who is entitled to vote?
Holders of our common stock as of the close of business on April 19, 2022, the record date for the Annual Meeting, may vote at the Annual Meeting. As of April 19, 2022, there were 70,555,977 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote while virtually attending the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to virtually attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock during the virtual Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?
•Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for all,” “withhold all,” or “for all except” on each of the nominees for election as a director.
•Proposal No. 2: The ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 3: An amendment and restatement of our amended and restated certificate of incorporation to increase the number of authorized shares of our Common Stock to a new total of 300,000,000 shares will be approved if the majority of the shares of our common stock outstanding on the record date approve. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
What is the quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the virtual Annual Meeting will constitute a quorum at the virtual Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 13, 2022 (have your Notice or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-690-6903 (have your Notice or proxy card in hand when you call);
•by completing and mailing your proxy card (if you received printed proxy materials); or
•by attending the virtual Annual Meeting via the Internet and voting during the meeting (have your proxy card in hand and follow the directions).

Even if you plan to attend the Annual Meeting virtually, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend virtually.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares during the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the virtual Annual Meeting by:
•entering a new vote by Internet or by telephone;
•signing a later-dated proxy card and submitting it so that is received prior to the Annual Meeting in accordance with the instructions included in the proxy card;
•sending a written notice of revocation to the Secretary of MedAvail Holdings, Inc., in writing, at 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4, that must be received prior to the Annual Meeting, stating that you revoke your proxy; or
•virtually attending the meeting and voting your shares by electronic ballot at the virtual Annual Meeting.
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
Where is the Annual Meeting?
The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/MDVL2022.
Why are you holding a virtual meeting instead of a physical meeting?
We believe that hosting a virtual Annual Meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.
How can I attend the virtual Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively by a live audio webcast.
If you are a stockholder of record as of the close of business on April 19, 2022, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting, vote your shares and submit your questions online during the meeting by visiting www.virtualshareholdermeeting.com/MDVL2022. You will need to enter the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a stockholder holding your shares in “street name” as of the close of business on April 19, 2022, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank, trustee or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid “legal proxy” from your broker, bank, trustee or other nominee.
The online meeting will begin promptly at 11:00 a.m. Eastern Time on June 14, 2022. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.
If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/MDVL2022, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions). Please note that questions that are pertinent to meeting matters will be answered during the meeting, subject to time constraints, and questions that are not pertinent to meeting matters or that are otherwise inappropriate will not be answered.
What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the virtual Annual Meeting webcast please call the technical support number that will be posted on the Annual Meeting website log-in page.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Mark Doerr, our Chief Executive Officer, and Ramona Seabaugh, our Chief Financial Officer, have been designated as proxy holders by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about , 2022 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
How are proxies solicited for the Annual Meeting?
Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our “routine” matters, which are: (i) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and (ii) an amendment and restatement of our amended and restated certificate of incorporation to increase the number of authorized shares of our Common Stock to a new total of 300,000,000. Your broker will not have discretion to vote on the election of directors, which is a “non-routine” matter, absent direction from you.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the virtual Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
MedAvail Holdings, Inc.
Attention: Investor Relations
6665 Millcreek Dr. Unit 1
Mississauga, Ontario, Canada, L5N 5M4
Tel: (905) 812-0023
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not earlier than February 19, 2023 and not later than March 21, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
MedAvail Holdings, Inc.
6665 Millcreek Dr. Unit 1
Mississauga, Ontario, Canada, L5N 5M4
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before such meeting by or at the direction of our board of directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•not earlier than February 19, 2023; and
•not later than the close of business on March 21, 2023.
In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before our 2023 annual meeting of stockholders and no later than the close of business on the later of the following two dates:
•the 90th day prior to our 2023 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of our 2023 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, our Secretary must receive notice under SEC Rule 14a-19 no later than April 15, 2023. Please note that the notice requirements under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Nomination of Director Candidates
You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Five of our directors are independent within the meaning of the listing standards of The NASDAQ Stock Market. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
The following table sets forth the names, ages as of April 8, 2022 and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing members of our board of directors:

Directors with Terms Expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Gerald Gradwell (1)(3)(6)	II	54	Director	2018	2022	2025
Paul Johnson (1)(3)	II	37	Director	2022	2022	2025
Continuing Directors
Mark Doerr	I	52	Chief Executive Officer, President and Director	2022	2024	-
Laurie McGraw (2)	I	58	Director	2022	2024	-
Rob Faulkner	III	59	Director, Chairperson	2020	2023	-
Glen Stettin (2)(5)	III	58	Director	2018	2023	-
Michael Kramer (1)(2)(4)	III	46	Director	2020	2023	-
__________________________________
(1) Member of our Audit Committee
(2) Member of our Compensation Committee
(3) Member of our Nominating and Corporate Governance Committee
(4) Chair of our Audit Committee
(5) Chair of our Compensation Committee
(6) Chair of our Nominating and Corporate Governance Committee

Nominees for Director
Gerald Gradwell. Mr. Gradwell has served on our board of directors since November 2020. Mr. Gradwell previously served as a member of the board of directors of our main operating subsidiary, MedAvail, Inc., or MedAvail Subsidiary, from March 2013 to December 2017 and from May 2018 to February 2022. Since September 2013, Mr. Gradwell has served on the board of directors of Dowth International Limited, a private company. Mr. Gradwell served as Senior Vice President of Special Projects & Investor Relations at Walgreens Boots Alliance, Inc. from January 2015 to November 2021. From 2000 to 2015, Mr. Gradwell served in various leadership roles at Alliance Boots GmbH, where he most recently served as Group Director of Special Projects and Investor Relations. Prior to joining Alliance Boots GMBH, Mr. Gradwell spent 15 years as a stockbroker, banker and international capital markets advisor.
We believe that Mr. Gradwell’s current and prior experience advising publicly traded companies and his extensive experience as an executive in the healthcare and pharmaceutical industries qualify him to serve on our board of directors.
Paul Johnson. Mr. Johnson has served as a member of our board of directors since January 2022. Since November 2021, Mr. Johnson has served as Vice President, General Manager, Consumer of 23andMe Holding Co. (Nasdaq: ME), a consumer genetics and research company (“23andMe”). From November 2013 to November 2021, Mr. Johnson served in various leadership roles at Lemonaid Health (a subsidiary of 23andMe), an online health company, including as Chief Executive Officer from February 2018 until November 2021, Co-Chief Executive Officer from June 2015 until February 2018, and Chief Operating officer from November 2013 until June 2015. Prior to that, Mr. Johnson served as Head of Online at Lloyds Pharmacy and as Director, UK at Zooplus AG. Mr. Johnson received a B.S. with honors in IT and Business Management from the University of Worcester.
We believe that Mr. Johnson’s extensive leadership and business experience as an executive in the healthcare industry qualifies him to serve on our board of directors.
Continuing Directors
Mark Doerr. Mr. Doerr has served as our President and Chief Executive Officer and a member or our board of directors since January 2022. Since February 2022, Mr. Doerr has served as President and Chief Executive Officer and on the board of directors of MedAvail Subsidiary. Mr. Doerr previously served as Senior Vice President, GM of Pharmacy Business Unit at Change Healthcare, Inc. (Nasdaq: CHNG) from May 2020 to October 2021 and as Chief Executive Officer of eRx Network, LLC (acquired by Change Healthcare, Inc. in May 2020) from March 2017 to May 2020. Prior to that, Mr. Doerr held various leadership roles such as Senior Vice President of Pharmacy at Giant Eagle, Inc. from January 2015 to March 2017 and as SVP Partnership & Product Development at Adheris Health (formerly, Catalina Health) from March 2009 to December 2014. Mr. Doerr received a B.S. in Pharmacy from Ohio Northern University.
We believe that Mr. Doerr’s extensive leadership experience in the healthcare industry, both with public and private companies, qualifies him to serve on our board of directors.
Laurie McGraw. Ms. McGraw has served as a member of our board of directors since January 2022. Since March 2022, Ms. McGraw has also served on the board of directors of Augmedix (Nasdaq: AUGX). From February 2016 until March 2022, Ms. McGraw has served as Senior Vice President of Health Solutions, a division of the American Medical Association. From June 2013 to March 2015, Ms. McGraw served as Chief Executive Officer of Shareable Ink, a private company providing clinical documentation and data solutions. Prior to that, Ms. McGraw served in various leadership roles at Allscripts including as Chief Client Officer, President of Strategic Accounts, and President of Enterprise Solutions, from January 2001 to January 2013. Ms. McGraw received a ScB with Honors in Cognitive Science from Brown University.
We believe that Ms. McGraw’s broad leadership experience in the healthcare industry qualifies her to serve on our board of directors.

Rob Faulkner. Mr. Faulkner has served on our board of directors since November 2020. Mr. Faulkner previously served on MedAvail Subsidiary's board of directors from February 2020 to February 2022. Since October 2021, Mr. Faulkner has also served as the Chairman of the board of directors of Science 37 Holdings, Inc. Mr. Faulkner has been a Managing Director at Redmile Group, LLC, a health care-focused investment firm, since February 2008. Prior to Redmile, Mr. Faulkner was a sell-side equity analyst for 16 years, from 1992 to 2008, including at Hambrecht & Quist (now JPMorgan), Thomas Weisel Partners (now Stifel Financial Corp.) and SG Warburg & Co. (now UBS). Mr. Faulkner holds an A.B. from Harvard College and an MBA from the Tuck School of Business at Dartmouth College.
We believe that Mr. Faulkner’s broad experience as an investor in the healthcare industry qualifies him to serve on our board of directors.
Glen Stettin, M.D. Dr. Stettin has served on our board of directors since November 2020. Dr. Stettin previously served on MedAvail Subsidiary's board of directors from May 2018 to February 2022. Dr. Stettin currently serves as Senior VP and Chief Innovation Officer at Evernorth which succeeded Express Scripts Holding Co., a subsidiary of Cigna Corporation, where he has held various leadership positions since 2012. Prior to Express Scripts, Dr. Stettin served in leadership roles in several functional areas, including product, technology, clinical and operations at Medco Health Solutions, Inc. from 1995 to 2012. Dr. Stettin completed his residency in internal medicine at the University of California, San Francisco, where he also served as medical chief resident and assistant chief of the medical service, Moffitt Hospital, and was a fellow in cardiology and Robert Wood Johnson Clinical Scholar at UCSF/Stanford. He received a B.A. in Premedical Sciences from Lehigh University and an M.D. from the Medical College of Pennsylvania.
We believe that Dr. Stettin’s clinical background and leadership experience as an executive in the healthcare industry qualifies him to serve on our board of directors.
Michael Kramer. Mr. Kramer has served on our board of directors since November 2020. Mr. Kramer previously served on MedAvail Subsidiary's board of directors from August 2020 to February 2022. Since May 2021, Mr. Kramer has been a Venture Partner at Vensana Capital LLC, a healthcare focused investment firm. . From 2017 until April 2021, Mr. Kramer has been an Operating Partner at CRG LP, a healthcare-focused investment firm, where he focused on medical device investments. From September 2017 until April 2021, Mr. Kramer served as Chief Financial Officer for Eximis Surgical, Inc., a medical device company developing technology for performing minimally invasive specimen removal in laparoscopic surgery. From to February 2016 to February 2017, Mr. Kramer served as Chief Operating Officer of the TriVascular operations of Endologix, Inc., a medical device company focused on developing minimally invasive technologies for aortic disorders. Prior to TriVascular, Inc.’s acquisition by Endologix, from 2010 to 2016, Mr. Kramer served as TriVascular’s Chief Financial Officer. From 2006 to 2010 Mr. Kramer held various leadership positions at ATS Medical, Inc., a developer and manufacturer of products and services focused on cardiac surgery, including serving as ATS’s Chief Financial Officer from 2007 to 2010. Mr. Kramer also previously served as a manager in the assurance and advisory services practice at Ernst & Young LLP. From August 2018 to August 2020, Mr. Kramer served as Executive Chairman of Benvenue Medical, Inc., a private medical device company. Mr. Kramer received his Bachelor of Accountancy from the University of North Dakota. Mr. Kramer is a certified public accountant (inactive).
We believe that Mr. Kramer’s extensive experience as an executive at publicly traded healthcare companies and his broad experience as an investor in medical device companies, as well as his finance experience qualifies him to serve on our board of directors.

Director Independence
Our common stock is listed on The NASDAQ Capital Market. Under the rules of The Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors within a specified period of time after listing on The Nasdaq Stock Market. Under Nasdaq Listing Rule 5605(a)(2), a director will qualify as an “independent director” only if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our board of directors has reviewed the independence of each director and determined that each of its directors, other than Mr. Doerr and Mr. Faulkner, representing five of our seven directors, are independent directors under the rules of The Nasdaq Stock Market. Our board of directors will review the independence of each director at least annually. During these reviews, the board of directors will consider transactions and relationships between each director, and his or her immediate family and affiliates, and our company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with our company including its management.
In addition, the rules of The Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries. Members of the compensation committee must also satisfy additional independence requirements set forth in Nasdaq Listing Rule 5605(d)(2). In order to be considered independent for purposes of Nasdaq Listing Rule 5605(d)(2), a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries. Additionally, the board of directors of the listed company must consider whether the compensation committee member is an affiliated person of the listed company or any of its subsidiaries and, if so, must determine whether such affiliation would impair the director’s judgment as a member of the compensation committee.
We believe that a majority of our directors and the composition of our board of directors meet the requirements for independence under the current requirements of the SEC and The Nasdaq Stock Market. As required by The Nasdaq Stock Market, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. We intend to comply with future governance requirements to the extent they become applicable to us.

Board Leadership Structure
We believe that the structure of our board of directors and its committees provides strong overall management of our company. The roles of Chairperson of the Board and Chief Executive Officer are currently filled by separate individuals. Our board of directors believes that the separation of the offices of the Chairperson and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer, Mark Doerr, to focus primarily on our business strategy, operations and corporate vision. However, as described in further detail in our corporate governance guidelines, our board of directors does not have a policy mandating the separation of the roles of Chairperson and Chief Executive Officer. Our board of directors elects our Chairperson and Chief Executive Officer, and each of these positions may be held by the same person or by different people. We believe that it is important that the board of directors retain flexibility to determine whether these roles should be separate or combined based upon the board’s assessment of our needs and our leadership at a given point in time.

We believe that independent and effective oversight of our business and affairs is maintained through the composition of our board of directors, the leadership of our independent directors and the committees of our board of directors and our governance structures and processes already in place. The Chairperson of our board of directors, Robert Faulkner, is not an independent director. In addition, our board of directors consists of a majority of independent directors, and the committees of our board of directors are composed of a majority of independent directors.

Board Meetings and Committees
During our fiscal year ended December 31, 2021, our board of directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he served.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.
Our board of directors has established a standing audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors has assessed the independence of the members of each of these standing committees as defined under the rules of The Nasdaq Stock Market and, in the case of the audit committee, the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The composition and responsibilities of each of the committees of our board of directors are described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.
Audit Committee
Messrs. Kramer, Gradwell, and Johnson serve on our audit committee with Mr. Kramer serving as the chairperson of the audit committee. Our board of directors has determined that Messrs. Kramer, Gradwell, and Johnson meet the independence and experience requirements applicable to audit committee members under the rules of The Nasdaq Stock Market and the SEC and that each of Messrs. Kramer, Gradwell, and Johnson is an “audit committee financial expert” as defined under applicable rules of the SEC. Our board of directors has assessed whether all members of the audit committee meet the composition requirements of The Nasdaq Stock Market, including the requirements regarding financial literacy and financial sophistication. Our board of directors found that Messrs. Kramer, Gradwell, and Johnson have met the financial literacy and financial sophistication requirements under SEC and The Nasdaq Stock Market rules. Our board of directors has determined that Messrs. Kramer, Gradwell, and Johnson meet the independence and experience, financial literacy and financial sophistication requirements under SEC and The Nasdaq Stock Market rules applicable to audit committee members. The audit committee’s primary responsibilities include:
•appointing and providing for the compensation of the independent registered public accounting firm to be engaged to prepare and issue an audit report and perform other audit, review or attest services;
•approving any other permissible non-audit services to be provided by the independent auditor;
•overseeing the work and evaluating the performance of the independent auditor, and, if so determined by the audit committee, terminating and replacing the independent auditor;
•reviewing and discussing, including with management and the independent auditor, the annual and quarterly financial statements;
•reviewing any proposed significant changes to accounting principles and practices;
•reviewing any material changes to the system of internal control over financial reporting;
•reviewing management’s report on effectiveness of internal control over financial reporting and, if applicable, the independent auditor’s audit of the effectiveness of our internal control over financial reporting;
•establishing a procedure for receipt, retention and treatment of any complaints or concerns received by the company about accounting, internal accounting controls or auditing matters;
•reviewing, approving and overseeing any related party transaction that would require disclosure pursuant to Item 404 of Regulation S-K;
•overseeing the implementation and enforcement of the company’s insider trading policy; and
•reviewing and evaluating any significant financial risk exposures facing the company and the steps the company’s management has taken to control and monitor such exposures.
All audit and non-audit services must be approved in advance by the audit committee. Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of The NASDAQ Stock Market. A copy of the charter of our audit committee is available on our website. It is found at www.medavail.com at "Investor Relations - Corporate Governance." During our fiscal year ended December 31, 2021, our audit committee held five meetings.

Compensation Committee
Dr. Stettin and Mr. Kramer, and Ms. McGraw serve on our compensation committee with Dr. Stettin serving as the chair of the compensation committee. Dr. Stettin, Mr. Kramer, and Ms. McGraw each meet the independence requirements of Nasdaq Rule 5605(d)(2).
The compensation committee’s responsibilities include:
•reviewing and recommending to the board of directors for its determination and approval the amount, form and terms of compensation of the company’s Chief Executive Officer and other “officers” (as such term is defined under the Nasdaq listing standards);
•reviewing and making recommendations to the board of directors regarding the company’s overall compensation strategy and policies;
•reviewing and making recommendations regarding the company’s equity and/or cash incentive plans and other benefit plans and, to the extent as may be permitted or required under such plans, the committee has the power and authority to administer the plans, establishes guidelines, interpret plan documents, select participants, and approve grants and awards thereunder;
•granting equity awards to non-officer employees and consultants in accordance with the terms of the company’s equity incentive plan and to establish compensation policies and practices applicable to non-officer employees;

•evaluating the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking;
•evaluating and making recommendations to the board of directors regarding the compensation of non-employee directors;
•retaining, obtaining the advice of, engaging, compensating and terminating compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions; and
•appointing, compensating and overseeing the work of any of its compensation consultants, legal counsel and other advisors.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of The NASDAQ Stock Market. A copy of the charter of our compensation committee is available on our website at www.medavail.com ("Investor Relations - Corporate Governance"). During our fiscal year ended December 31, 2021, our compensation committee held five meetings.
Nominating and Corporate Governance Committee
Messrs. Gradwell and Johnson serve on our nominating and corporate governance committee. Mr. Gradwell serves as the chair of the nominating and corporate governance committee. The nominating and corporate governance committee's responsibilities include:
•identifying and recommending to the board of directors nominees for possible election to the board of directors;
•evaluating and making recommendations to the board of directors regarding its size, composition and leadership structure;
•reviewing and assessing the company’s corporate governance guidelines and recommending any proposed changes thereto to the board of directors; and
•reviewing and making recommendations to the board of directors regarding issues of executive officer succession planning and providing oversight with respect to corporate governance matters.
Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of The NASDAQ Stock Market. A copy of the charter of our nominating and corporate governance committee is available on our website. It is found at www.medavail.com at "Investor Relations - Corporate Governance." During our fiscal year ended December 31, 2021, our nominating and corporate governance committee did not hold any formal meetings.

Compensation Committee Interlocks and Insider Participation
During the last fiscal year, Dr. Stettin and Mr. Kramer served as members of our compensation committee. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. Members of our board of directors are expected to prepare for, attend and participate in all board of director and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider candidates for director recommended by stockholders, so long as such recommendations comply with our amended and restated certificate of incorporation, amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Under our amended and restated bylaws, stockholders may also nominate candidates for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Secretary at 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the nomination no earlier than February 19, 2023 and no later than March 21, 2023.

Communications with the Board of Directors
Our stockholders wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors and mailing the correspondence to our Secretary at MedAvail Holdings, Inc., 6665 Millcreek Drive, Suite 1, Mississauga, Ontario, Canada L5N 5M4. Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors.

Corporate Governance Guidelines and Code of Business Conduct
We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We and our board of directors reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We also considered the provisions of the Sarbanes-Oxley Act and the rules of the SEC and The NASDAQ Stock Market.
Based on this review, our board of directors has taken steps to implement many of these provisions and rules. In particular, we have established charters for the audit committee and compensation committee, as well as a code of business conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of business conduct is posted on the Corporate Governance portion of our website. We will post amendments to our code of business conduct or waivers of our code of business conduct for directors and executive officers on the same website.

Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, political, regulatory, legal and compliance, and reputational risk. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the company, as well as at such other times as they deem appropriate.
While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our audit committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities and evaluates the risks inherent in significant transactions.

Director Compensation
Our board of directors approved our Outside Director Compensation Policy in November 2020 to compensate each non-employee director for his or her service. Our board of directors will have the discretion to revise non-employee director compensation as it deems necessary or appropriate. Each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards, as described below:
Cash Compensation. All non-employee directors are entitled to receive the following cash compensation for their services:
•$40,000 per year for services as a board member;
•$20,000 per year additionally for service as chairperson of the audit committee;
•$7,000 per year additionally for service as an audit committee member;
•$10,000 per year additionally for service as chairperson of the compensation committee;
•$7,000 per year additionally for service as a compensation committee member;
•$10,000 per year additionally for service as a nominating and corporate governance committee member; and
•$7,000 per year additionally for service as chairperson of the nominating and corporate governance committee.
Each annual cash retainer and additional annual fee is paid quarterly in arrears on a prorated basis.
Each non-employee director may also elect to receive all or part of his or her cash retainer and additional fee payments in the form of stock options under our 2020 Equity Incentive Plan, or 2020 Plan. Elections to receive cash retainer and additional fee payments in the form of options with respect to services to be performed during the period commencing on the date of an annual meeting of our stockholders, or an Annual Meeting, and ending on the following year’s Annual Meeting must generally be made on or prior to December 31st of the year prior to the year in which such annual period commences, or such earlier deadline as established by our board of directors or compensation committee (an “annual election”). Each individual who first becomes a non-employee director is permitted to elect to convert cash retainer and additional fee payments payable in the same calendar year through the date of the following year’s Annual Meeting into options, provided that the election is made prior to the date the individual becomes a non-employee director (an “initial election”).
All options granted in lieu of cash retainer and additional fee payments will vest in quarterly installments that generally track when cash retainer or additional fee payments would have been paid, with the final vesting event occurring on the date of the next Annual Meeting following the date of grant. Options granted in connection with an annual election will generally be granted on the date of the next Annual Meeting following the calendar year in which the election is made. Options granted in connection with an initial election will generally be granted either on the fifth of the month following the month of the individual’s election or appointment to our board of directors or on the date of the next Annual Meeting that occurs in the same calendar year as the individual’s election or appointment to our board of directors.
Equity Compensation. Non-employee directors are entitled to receive all types of awards (except incentive stock options) under the 2020 Plan (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the Outside Director Compensation Policy. Nondiscretionary, automatic grants of stock options are made to our non-employee directors as follows:
•Initial Option Award. Each person who first becomes a non-employee director will be automatically granted an award of stock options on the date of the first meeting of our board of directors or compensation committee occurring on or after the start date of a non-employee director (each, a "Start Date") with a value equal to the product of (a) $120,000 multiplied by (b) a fraction, (i) the numerator of which is the number of days between such applicable Start Date and the first annual meeting date of stockholders scheduled to occur after such applicable Start Date, and (ii) the denominator of which is 365; provided that the number of shares covered by an Initial Option Award shall be rounded down to the nearest whole share; and provided further that an individual who first becomes a non-employee director on the date of an annual meeting of stockholders will not receive an Initial Option Award and will only receive an Annual Option Award.
•Annual Option Award. On the date following each annual meeting of stockholders, each non-employee director will be granted an award of stock options with a value of $120,000.
The “value” for the options described above means the grant date fair value calculated in accordance with the Black-Scholes option valuation methodology, or such other methodology our board of directors or compensation committee may determine. The term of each option described above will be ten years from the date of grant, subject to earlier termination as provided in the 2020 Plan. The exercise price per share of each option will equal the closing trading price of a share of our common stock on the date of grant.
Subject to the applicable provisions of the 2020 Plan, (i) each Initial Option Award will be scheduled to vest on the earlier of (a) the one-year anniversary of the latest annual meeting of stockholders to occur immediately prior to such applicable Start Date or (b) the date of the next annual meeting of stockholders following the date of grant of such Initial Option Award, subject to the non-employee director continuing to provide services to the Company through each applicable vesting date and (ii) each Annual Option Award will be scheduled to vest on the earlier of (a) the one-year anniversary of the date of grant of such Annual Option Award, or (b) the date of the next annual meeting of stockholders following the date of grant of such Annual Option Award, provided that for either (a) or (b), the non-employee director has remained in continuous service with the Company through the applicable vesting date. Additionally, pursuant to our Outside Director Compensation Policy, in the event of a change in control, each outstanding and unvested equity award, including each Initial Option Award, Additional Initial Option Award and Annual Option Award, held by a non-employee director who remains in continuous service through the date of such change in control will accelerate and fully vest.
Pursuant to our Outside Director Compensation Policy, no non-employee director may be issued, in any fiscal year, cash compensation and equity awards with an aggregate value greater than $400,000 (with the value of each award of stock options based on its grant date value). Any cash compensation paid or equity awards granted to an individual for his or her services as an employee, for his or her services as a consultant (other than as a non-employee director), will not count for purposes of this limitation.
Compensation for Fiscal Years 2021 and 2020
The following table sets forth a summary of the compensation received by our non-employee directors during our fiscal years ended December 31, 2021 and 2020 (excluding non-employee directors, Laurie McGraw and Paul Johnson, each of whom joined our board of directors in January 2022 and received no compensation from us during our fiscal years ended December 31, 2021 and 2020):

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Gerard van Hamel Platerink (3)	2021	$—	$—	$—	$—
	2020	$—	$—	$—	$—
Gerald Gradwell	2021	$57,000	$—	$215,982	$272,982
	2020	$23,750	$—	$36,164	$59,914
Helen Ciesielski (4)	2021	$—	$—	$—	$—
	2020	$—	$—	$—	$—
Glen Stettin	2021	$50,000	$—	$215,982	$265,982
	2020	$20,833	$—	$36,164	$56,997
Rob Faulkner	2021	$—	$—	$—	$—
	2020	$—	$—	$—	$—
Michael Kramer	2021	$67,000	$—	$215,982	$282,982
	2020	$27,917	$—	$36,164	$64,081
_________________
(1)    The amounts reported represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director for their service as a director during fiscal years 2021 and 2020, respectively, including any annual retainer fees, committee and/or chairpersonship fees.
(2)    The amount reported represents the aggregate grant-date fair value of the stock options awarded, calculated in accordance with ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant-date fair value of the options reported in this column are set forth in the section in our Annual Report on Form 10-K for the year ended December 31, 2021 entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates— Share-Based Compensation.”
(3)    Mr. van Hamel Platerink resigned from our board of directors, including as chairman of the board of directors, effective January 10, 2022.
(4)     Ms. Ciesielski resigned from our board of directors, including as a member of the Audit Committee and the Nominating and Corporate Governance Committee, effective January 10, 2022.

Options outstanding as of December 31, 2021, held by our non-employee directors were as follows:

Name	Shares Subject to Outstanding Options
Gerard van Hamel Platerink (1)	—
Gerald Gradwell	32,603
Helen Ciesielski (2)	—
Glen Stettin	32,603
Rob Faulkner	—
Michael Kramer	32,603
(1)    Mr. van Hamel Platerink resigned from our board of directors, including as chairman of the board of directors, effective January 10, 2022.
(2)     Ms. Ciesielski resigned from our board of directors, including as a member of the Audit Committee and the Nominating and Corporate Governance Committee, effective January 10, 2022.
Directors who are also our employees receive no additional compensation for their service as directors. During 2021, Ed Kilroy, who was one of our directors, was also an employee of our company. Mr. Kilroy retired from his position as our Chief Executive Officer and as a member of our board of directors effective January 10, 2022. See “Executive Compensation—Summary Compensation Table” for additional information about the compensation for Mr. Kilroy.
Recent Adoption of 2022 Inducement Equity Incentive Plan
In April 2022, our Compensation Committee adopted the 2022 Inducement Equity Incentive Plan and reserved 1,500,000 shares of our Common Stock thereunder. Under the 2022 Inducement Equity Incentive Plan, the Company may grant equity awards that are intended to qualify as employment inducement awards under Nasdaq Listing Rule 5635(c)(4) and the official regulations thereunder or to qualify under the exception relating to plans or arrangements relating to an acquisition or merger under Nasdaq Listing Rule 5635(c)(3) and the official guidance thereunder, from time to time as determined by the Administrator (as defined in the Inducement Plan) or its designees, the Compensation Committee, or a majority of the Company’s “Independent Directors” (as defined under the Nasdaq Listing Rules).

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is currently composed of seven (7) members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, two Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.
Nominees
Our nominating and corporate governance committee has recommended, and our board of directors has approved, Paul Johnson and Gerald Gradwell as nominees for election as Class II directors at the Annual Meeting. If elected, each of Paul Johnson and Gerald Gradwell will serve as Class II directors until our 2025 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR ALL” for the election of Mr. Johnson and Mr. Gradwell. We expect that each of Mr. Johnson and Mr. Gradwell will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
Vote Required
The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved. Broker non-votes and abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed PricewaterhouseCoopers LLP (“PwC”), independent registered public accountants, to audit our financial statements for our fiscal year ending December 31, 2022. During our fiscal years ended December 31, 2020 (following our reverse merger with MedAvail Subsidiary (the “Merger”)) and December 31, 2021, PwC served as our independent registered public accounting firm. During our fiscal year ended December 31, 2020, prior to the completion of the Merger, WithumSmith+Brown, PC served as the auditor of our predecessor, MYOS RENS Technology, Inc..
Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our audit committee is submitting the appointment of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of PwC will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of PwC, our board of directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table represents aggregate fees billed to us for the years ended December 31, 2020 and 2021 by PricewaterhouseCoopers LLP, respectively. All fees below were approved by our Audit Committee.

	Fiscal Year 2021	Fiscal Year 2020
Audit Fees(1)	$543,610	$985,739
Audit-Related Fees(2)	$—	$45,670
Tax Fees	$90,430	$94,455
All Other Fees	$—	$—
Total	$634,040	$1,125,864
_________________
(1)Audit Fees consisted of fees for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as reviews of regulatory and statutory filings.
(2)This category consists of assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported above under “Audit Fees.” Audit-related fees.
Auditor Independence
In our fiscal year ended December 31, 2021, there were no other professional services provided by PwC that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to PwC for our fiscal years ended December 31, 2020 and 2021 were pre-approved by our audit committee.
Vote Required
The ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the virtual Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

PROPOSAL NO. 3
AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Our stockholders are being asked to approve an amendment and restatement of our amended and restated certificate of incorporation to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 300,000,000 shares (the “Restated Certificate”).
The complete text of the proposed form of the Restated Certificate is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. The Restated Certificate is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with this proposal that we may deem necessary or appropriate. If this proposal is approved, the Restated Certificate will become effective upon filing with the Secretary of State of Delaware, which is expected to occur promptly following the stockholder vote. The additional authorized shares of our Common Stock may then be issued at the discretion of our board of directors without further stockholder action, except as may be required by the law or the listing standards of Nasdaq.
Our board of directors has approved, and recommends that our stockholders approve, the Restated Certificate to increase the number of authorized shares of our Common Stock from 100,000,000 to 300,000,000. Our amended and restated certificate of incorporation currently authorizes 100,000,000 shares of Common Stock.
Our board of directors believes that the Restated Certificate is in the best interests of us and our stockholders. Our board of directors approved the Restated Certificate to help ensure that we have sufficient shares of Common Stock authorized and available to give us greater flexibility in considering and planning for future business needs and pursuing our strategic goals, as well as to issue shares of Common Stock in connection with the transactions contemplated by the Securities Purchase Agreement dated March 30, 2022 (the “Purchase Agreement”), including the issuance of shares of Common Stock pursuant to the Purchase Agreement and the issuance of shares of Common Stock issuable upon exercise of warrants issued pursuant to the Purchase Agreement. The additional shares of Common Stock will be available for issuance by our board of directors for various general corporate purposes, including but not limited to, financings and other raises of capital, stock dividends or stock splits, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, equity incentive plans as well as other general corporate transactions. If the approval of an increase in the number of authorized shares of our Common Stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet the objectives set forth above.
The Restated Certificate does not change the terms of our Common Stock now authorized and outstanding and the additional shares of Common Stock to be authorized will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Restated Certificate will not affect the rights of the holders of our currently outstanding Common Stock, except for incidental effects that would only occur as a result of increasing the number of shares of Common Stock outstanding, such as dilution of the ownership rights of current holders of Common Stock.
Vote Required
The approval of the Restated Certificate to increase the number of shares of our authorized common stock from 100,000,000 to 300,000,000 requires a majority of the voting power of our outstanding shares of capital stock as of the record date. Abstentions will have the effect of a vote AGAINST this proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 100,000,000 to 300,000,000.

REPORT OF THE AUDIT COMMITTEE
The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of The NASDAQ Stock Market and rules and regulations of the SEC. The audit committee operates under a written charter approved by the board of directors, which is available on the company’s website. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee will review and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
With respect to the company’s financial reporting process, the management of the company is responsible for (1) establishing and maintaining internal controls and (2) preparing the company’s financial statements. The company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for auditing these financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the company’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:
•reviewed and discussed the audited financial statements with management and PwC;
•discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PwC its independence.
Based on the audit committee’s review and discussions with management and PwC, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the audit committee of the board of directors:
Michael Kramer (Chairperson)
Gerald Gradwell
Paul Johnson
This report of the audit committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of April 8, 2022. Our executive officers are appointed by, and serve at the discretion of, our board of directors. Each of our executive officers serves at the discretion of our board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Mark Doerr	52	Chief Executive Officer, President and Director
Ramona Seabaugh	53	Chief Financial Officer, Treasurer and Secretary
Steven Hess	64	Executive Vice President and General Manager of SpotRx
Mark Doerr. Mr. Doerr has served as our President and Chief Executive Officer and a member or our board of directors since January 2022. Mr. Doerr also serves as President and Chief Executive Officer and on the board of directors of MedAvail Subsidiary. Mr. Doerr previously served as Senior Vice President General Manager of the Pharmacy Business Unit from May 2020 to October 2021 and Chief Executive Officer of eRx Network from March 2017 to May 2020. Prior to that, Mr. Doerr served as Senior Vice President of Pharmacy at Giant Eagle from January 2015 to March 2017. Mr. Doerr received a B.S. in Pharmacy from Ohio Northern University.
Ramona Seabaugh. Ms. Seabaugh has served as our Chief Financial Officer since September 2021. Ms. Seabaugh also serves as Chief Financial Officer, Treasurer and Secretary and on the board of directors of MedAvail Subsidiary, as well as President, Chief Financial Officer, Secretary and on the board of directors of MedAvail Pharmacy, Inc. (“SpotRx”), our pharmacy subsidiary. Prior to that, Ms. Seabaugh served as VP of Finance at Vixxo from February 2021 to September 2021 and at Ascension Health from July 2019 to February 2021, respectively, and as Chief Financial Officer of Pharmacy Services at Banner Health from March 2014 to July 2019. Ms. Seabaugh received a B.S. in Finance from the University of Wisconsin Parkside and an M.B.A. from Lake Forest Graduate School of Management.
Steven Hess Mr. Hess has served as the Executive Vice President and General Manager of our subsidiary, SpotRx, since February 2022. Mr. Hess served as the Chief Operating Officer at MedMinder, a medical device company providing services to manage patients’ medications and recording adherence from June 2021 to February 2022. Prior to that, Mr. Hess served as Executive Vice President of Operations and Technology at Apotheco Pharmacy Group from May 2019 to May 2021, and Senior Vice President of Procurement, Facilities, and Portfolio Management at Diplomat Specialty Pharmacy from September 2017 to May 2019. Mr. Hess received a B.S. in Pharmacy from the Medical University of South Carolina.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions
Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, including the directors. Our Chief Executive Officer and Chief Financial Officer also make compensation recommendations for our other executive officers and initially propose the corporate and departmental performance objectives under our Executive Incentive Compensation Plan to the compensation committee.
The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.

Fiscal 2021 Summary Compensation Table
The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our former Chief Executive Officer and our two other most highly compensated executive officers in our fiscal year ended December 31, 2021. The individuals listed in the table below are our named executive officers for our fiscal year ended December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Ed Kilroy (3)	2021	367,263	132,513	89,340	267,863	—	497	857,476
Former Chief Executive Officer, President and Director	2020	275,764	137,275	—	27,732	—	—	440,771
Ramona Seabaugh (4)	2021	81,250	91,797	325,000	325,007	—	46	823,100
Chief Financial Officer
John Dorsey (5)	2021	204,981	65,178	343,132	429,295	—	—	1,042,586
Former Chief Informatics Officer
_________________
(1) Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K, filed March 29, 2022, for the fiscal year ended December 31, 2021, and incorporated by reference herein.
(2) Unless otherwise indicated, “All Other Compensation” consists solely of the dollar value of any insurance premiums paid by us during the last fiscal year with respect to life insurance for the benefit of the officer.
(3) Mr. Kilroy retired as our Chief Executive Officer and as a member of our board of directors effective as of January 10, 2022.
(4) Ms. Seabaugh was appointed as Chief Financial Officer of the Company as of September 20, 2021.
(5) Mr. Dorsey previously served as our Chief Informatics Officer. Mr. Dorsey separated from the Company on April 1, 2022.

Executive Employment Agreements
We have entered into employment letters with each of our named executive officers. Each letter has no specific term and provides for at-will employment.
We entered into an offer letter agreement with Mr. Kilroy in November 2012 prior to becoming a public company through the Merger. The agreement was for an unspecified term and entitled Mr. Kilroy to an initial annual base salary of $300,000 CAD. Mr. Kilroy’s annual base salary was $473,000 CAD. The agreement also provided that he would be eligible to receive a bonus as determined by MedAvail and based upon his performance and the attainment of company objectives. In connection with Mr. Kilroy entering into his offer letter agreement, and pursuant to its terms, MedAvail Subsidiary, and in connection with his services prior to the Merger, issued Mr. Kilroy an option to purchase 317,554 shares of MedAvail Subsidiary common stock, subject to standard vesting provisions. Such options converted into options to purchase the Company's common stock in connection with the closing of the Merger at an exchange ratio pursuant to the terms of the Merger. Pursuant to the terms of the agreement, Mr. Kilroy is subject to certain obligations relating to confidentiality, non-solicitation and intellectual property. Further provisions of the agreement are discussed below in the section entitled, “Potential Payments Upon Termination of Employment or Change in Control.”
We entered into an offer letter agreement with Ms. Seabaugh in August 2021. The agreement was for an unspecified term and entitles Ms. Seabaugh to an annual base salary of $325,000. The agreement also provides that she will be eligible to receive a discretionary bonus of up to 40% of her base salary.In connection with Ms. Seabaugh entering into her offer letter agreement, and pursuant to its terms, our board of directors granted her an option to purchase 184,912 shares of our common stock, subject to standard vesting provisions, and 101,881 restricted stock units, each under our 2020 Equity Incentive Plan
We entered into an offer letter with Mr. Dorsey in September 2021. The agreement was for an unspecified term and entitled Mr. Dorsey to an annual base salary of $325,000. The agreement also provided that he would be eligible to receive a bonus of up to $130,000 per calendar year based upon his performance and the attainment of company objectives. In connection with Mr. Dorsey entering into his offer letter agreement, and pursuant to its terms, our board of directors granted him an option to purchase 169,964 shares of our common stock, subject to standard vesting provisions, and 94,044 restricted stock units, each under our 2020 Equity Incentive Plan.
Consulting Agreement with Ed Kilroy
In connection with Mr. Doerr’s appointment as Chief Executive Officer, Ed Kilroy retired from his position as our Chief Executive Officer and as a member of our board of directors, effective January 10, 2022. In connection with his retirement, Mr. Kilroy and the Company entered into a transition agreement pursuant to which Mr. Kilroy assisted with the transition of his role and consulted us as an advisor following his resignation through March 31, 2022, and will remain on payroll through March 31, 2023 and receive additional separation payments.
Separation Agreement and Transition Agreement and Release with John Dorsey
On February 23, 2022, John Dorsey and the Company entered into a Separation Agreement and a Transition Agreement and Release, pursuant to which Mr. Dorsey remained an at-will employee of the Company through April 1, 2022.

Pension Benefits and Nonqualified Deferred Compensation
We do not provide a defined benefit pension plan for our employees, and none of our named executive officers participated in a nonqualified deferred compensation plan in 2021.

Potential Payments upon Termination or Change of Control
We have historically provided negotiated separation packages that are either comparable to market practices or in compliance with local law. Our 2018 Equity Incentive Plan, 2020 Equity Incentive Plan, and 2022 Inducement Equity Incentive Plan provide for acceleration of options and other equity awards upon a change in control under certain circumstances.
Pursuant to the terms of his offer letter agreement, upon termination of his employment without cause, Mr. Kilroy was entitled to receive twelve months of base salary. In addition, if Mr. Kilroy’s employment were to be terminated without cause in the six-month period following a change in control, the vesting of his outstanding equity awards would accelerate. However, effective January 10, 2022, in connection with Mr. Kilroy’s retirement from the Company, Mr. Kilroy is no longer eligible to receive any payments or benefits under his offer letter and is only entitled to the payments and benefits under his transition agreement.
Ms. Seabaugh entered into a Change of Control and Severance Agreement with the Company in August 2021. It is expected that from time to time the Company will consider the possibility of an acquisition by another company or other change in control. We recognize that such consideration can be a distraction to our named executive officers and can cause them to consider alternative employment opportunities. We believe that it is imperative to provide such individuals with severance benefits upon their termination of employment following a change in control to secure their continued dedication and objectivity, notwithstanding the possibility, threat or occurrence of a change in control, provide such individuals with an incentive to continue employment and motivate them to maximize our value upon a change in control for the benefit of stockholders, and provide such individuals with enhanced financial security. The Change of Control and Severance Agreement, and the potential severance benefits payable thereunder to our named executive officers under specified circumstances, do not affect the Compensation Committee’s decisions regarding other elements of compensation. Ms. Seabaugh’s Change of Control and Severance Agreement provides for the following severance arrangements, among other things, if Ms. Seabaugh's employment with the Company is terminated under certain circumstances during the first three years following the commencement of her employment with the Company or during any additional agreed to period thereafter: (i) 100% of her base salary then in effect, (ii) 100% of her annual or annualized target bonus then in effect, (iii) up to twelve months of COBRA coverage, and (iv) twelve months of accelerated vesting for any unvested equity awards, unless the qualifying termination occurs during a change of control of the Company, in which case 100% of any unvested awards shall vest.
Definitions of “Cause” and “Good Reason”
For the purposes of the Change of Control and Severance Agreement, the following definitions generally apply:
“Cause” means any one or more of the following:
(i)    any act or omission by Executive that constitutes malfeasance, dishonesty or fraud in the course of employment of Executive;
(ii)    any material breach by Executive of the covenants provided for in this Agreement, including without limitation the covenants of Executive set forth in the Employment Agreement;
(iii)    the repeated and demonstrated failure on the part of Executive to perform the duties and responsibilities of the position of Executive;
(iv)    the failure of Executive to comply with reasonable instructions given by the Company;
(v)    insubordination of Executive;
(vi)    any other act or omission (or series thereof) which constitutes "just cause" for termination of the employment of Executive under the common law or employment standards legislation.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding equity awards held by our named executive officers at December 31, 2021.

Name	Grant Date (1)	Vesting Commencement Date (2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($) (3)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (4)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested ($)
Ed Kilroy (5)	11/5/2012	11/5/2012	66,127	—	$3.61	11/5/2022	—	$—	—	$—
	4/12/2013	4/12/2013	15,403	—	$13.06	4/12/2023	—	$—	—	$—
	12/23/2013	12/23/2013	23,971	—	$15.08	12/23/2023	—	$—	—	$—
	2/18/2015	2/18/2015	20,430	—	$18.91	2/18/2025	—	$—	—	$—
	7/27/2016	7/27/2016	17,371	—	$19.08	7/27/2026	—	$—	—	$—
	2/17/2017	2/17/2017	967	—	$19.39	2/17/2027	—	$—	—	$—
	9/1/2018	9/1/2018	62,923	6,094	$1.65	9/1/2028	—	$—	—	$—
	9/13/2018	9/13/2018	673,221	—	$1.65	9/13/2028	—	$—	—	$—
	9/13/2018	9/13/2018	92,160	—	$1.65	9/13/2028	—	$—	—	$—
	4/24/2020	4/24/2020	42,325	—	$1.35	4/24/2030	—	$—	—	$—
	3/22/2021	3/22/2021	—	31,984	$15.15	3/22/2031	5,897	$8,256	—	$—
Ramona Seabaugh (6)	9/20/2021	9/20/2021	11,559	173,353	$3.19	9/20/2031	101,881	$142,633	—	$—
John Dorsey (7)	3/22/2021	3/22/2021	—	15,438	$15.15	3/22/2031	2,847	$3,985	—	$—
	9/27/2021	9/27/2021	10,623	159,341	$3.19	9/27/2031	94,044	$131,662	—	$—
_______________
(1) Each of the outstanding stock options was granted pursuant to our MedAvail Holdings, Inc. 2020 Equity Incentive Plan, 2018 MedAvail Equity Incentive Plan or the 2012 MedAvail Stock Option Plan.
(2) Each of the option grants, other than the grants dated as of April 24, 2020 and March 22, 2021, vest ratably over four years in monthly installments such that 1/48th of the option grant vests each month. Option grant dated as of April 24, 2020 vested immediately as of the Vesting Commencement Date. With respect to option grants dated as of March 22,2021, 1/4th of the total shares subject to the Option vest on March 22, 2022 and 1/48th of the total shares subject to the Option vest each month thereafter.
(3) This column represents the fair market value of our common stock on the date of grant, as determined by our board of directors.
(4) Each of the restricted stock unit awards vest ratably over three years in monthly segment such that 1/36th of the award vests each month.
(5) Mr. Kilroy retired as our Chief Executive Officer and as a member of our board of directors effective as of January 10, 2022.
(6) Ms. Seabaugh was appointed as our Chief Financial Officer as of September 20, 2021.
(7) Mr. Dorsey was promoted to our Chief Informatics Officer as of September 27, 2021. Mr. Dorsey separated from us on April 1, 2022.

Equity Compensation Plan Information
Our 2012 MedAvail Stock Option Plan, 2018 MedAvail Equity Incentive Plan and 2022 Equity Incentive Plan have been approved by our stockholders. Our 2022 Inducement Equity Incentive Plan has not been approved by our stockholders and is not subject to stockholder approval. The following table provides information as of December 31, 2021, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plan Approved by Stockholders(1)(2)	3,651,643	$2.78	4,365,203
Total
_________________
(1) Includes the following plans: 2018 MedAvail Equity Incentive Plan (the “2018 Plan”), the 2012 MedAvail Stock Option Plan (the “2012 Plan”), the 2020 Equity Incentive Plan (the “2020 Plan”) and the 2020 Employee Stock Purchase Plan (the “2020 ESPP”). Our 2020 Plan provides that on January 1st of each fiscal year commencing in 2021 and ending on (and including) 2031, the number of shares authorized for issuance under the 2020 Plan is automatically increased by a number equal to the lesser of (i) 5,000,000 shares; (ii) 5% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year or; (iii) such other amount as our board of directors may determine. Our 2020 ESPP provides that on January 1st of each fiscal year commencing in 2021 and ending on (and including) 2031, the number of shares authorized for issuance under the 2020 ESPP is automatically increased by a number equal to the lesser of (i) 1,000,000 shares; (ii) 1% of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year; or (iii) such other amount as our board of directors may determine.
(2) In connection with the Merger, we assumed the 2018 Plan and the 2020 Plan from MedAvail Subsidiary, pursuant to which MedAvail Subsidiary had issued equity awards to employees, directors, and consultants. Upon the closing of the Merger, those awards became exercisable for shares of our common stock.
(3) The weighted average exercise price relates solely to outstanding stock option shares.
Recent Adoption of 2022 Inducement Equity Incentive Plan
In April 2022, our Compensation Committee adopted the 2022 Inducement Equity Incentive Plan and reserved 1,500,000 shares of our Common Stock thereunder. Under the 2022 Inducement Equity Incentive Plan, the Company may grant equity awards that are intended to qualify as employment inducement awards under Nasdaq Listing Rule 5635(c)(4) and the official regulations thereunder or to qualify under the exception relating to plans or arrangements relating to an acquisition or merger under Nasdaq Listing Rule 5635(c)(3) and the official guidance thereunder, from time to time as determined by the Administrator (as defined in the Inducement Plan) or its designees, the Compensation Committee, or a majority of the Company’s “Independent Directors” (as defined under the Nasdaq Listing Rules).

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the section titled “Executive Compensation” with management. Based on such review and discussion, the compensation committee has recommended to the board of directors that the section titled “Executive Compensation” be included in this proxy statement.
Respectfully submitted by the members of the compensation committee of the board of directors:

Glen Stettin (Chairperson)
Michael Kramer
Laurie McGraw

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 8, 2022 for:
•each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
•each of our executive officers;
•each of our directors and nominees for director; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of our capital stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 70,555,977 shares of our common stock outstanding as of April 8, 2022. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options held by the person that are currently exercisable or exercisable within 60 days of April 8, 2022. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o MedAvail Holdings, Inc., 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Beneficial Ownership as of April 8, 2022
	Number of Shares	Percentage
5% and Greater Stockholders
Entities affiliated with Redmile Group, LLC (7)	32,556,498	41.8%
Investment funds associated with Ally Bridge Group (8)	27,983,199	36.1%
Alyeska Master Fund, L.P. (9)	11,294,116	15.2%
Named Executive Officers and Directors
Mark Doerr	—	—%
Ramona Seabaugh (1)	30,824	*
Steven Hess	—	—%
John Dorsey (2)	33,781	*
Rob Faulkner	—	—%
Gerald Gradwell (3)	215,815	*
Paul Johnson	—	—%
Ed Kilroy (4)	888,018	1.3%
Michael Kramer (5)	14,165	*
Laurie McGraw	—	—%
Glen Stettin (6)	14,165	*
All directors and executive officers as a group (11 persons)	1,196,768	1.7%
_________________
*Represents ownership of less than 1%.
(1)    The aggregate amount of shares of Common Stock that may be deemed beneficially owned by Ms. Seabaugh consists of vested options to purchase 30,824 shares of Common Stock that are exercisable within 60 days of April 8, 2022.
(2)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by Mr. Dorsey consists of (i) 950 shares of Common Stock and (ii) vested options to purchase 32,831 shares of Common Stock that are exercisable within 60 days of April 8, 2022.
(3)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by Mr. Gradwell consists of vested options to purchase 14,165 shares of Common Stock that are exercisable within 60 days of April 8, 2022 and warrants exercisable within 60 days of April 8, 2022 to purchase 201,650 shares of Common Stock held by Dowth International Limited.
(4)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by Mr. Kilroy consists of (i) 1,966 shares of Common Stock and (ii) vested options to purchase 886,052 shares of Common Stock that are exercisable within 60 days of April 8, 2022.
(5)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by Mr. Kramer consists of vested options to purchase 14,165 shares of Common Stock that are exercisable within 60 days of April 8, 2022.
(6)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by Dr. Stettin consists of vested options to purchase 14,165 shares of Common Stock that are exercisable within 60 days of April 8, 2022.
(7)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by entities affiliated with Redmile Group, LLC ("Redmile") is comprised of the following: (i) 3,030,157 shares of Common Stock and warrants exercisable within 60 days of April 8, 2022 to purchase 777,731 shares of Common Stock held by Redmile Capital Fund, L.P., (ii) 863,045 shares of Common Stock and warrants exercisable within 60 days of April 8, 2022 to purchase 210,904 shares of Common Stock held by Redmile Capital Offshore Master Fund, Ltd., (iii) 1,803,559 shares of Common Stock held by Redmile Capital Offshore II Master Fund, Ltd., (iv) 2,777,488 shares of Common Stock and warrants exercisable within 60 days of April 8, 2022 to purchase 474,319 shares of Common Stock held by Redmile Strategic Master Fund, LP, (v) 1,595,777 shares of Common Stock and warrants exercisable within 60 days of April 8, 2022 to purchase 82,789 shares of Common Stock held by Redmile Private Investments I, L.P., (vi) 1,187,939 shares of Common Stock and warrants exercisable within 60 days of April 8, 2022 to purchase 61,628 shares of Common Stock held by Redmile Private Investments I Affiliates, L.P., (vii) 270,384 shares of Common Stock and a warrant exercisable within 60 days of April 8, 2022 to purchase 27,037 shares of Common Stock held by RAF, L.P., (viii) 2,205,723 shares of Common Stock held by RedCo I, L.P., and (ix) 11,458,679 shares of Common Stock and warrants exercisable within 60 days of April 8, 2022 to purchase 5,729,339 shares of Common Stock held by RedCo II Master Fund, L.P. Redmile is the investment manager/adviser to each of the private investment vehicles and separately managed accounts listed in items (i) through (ix) (collectively, the “Redmile Funds”) and, in such capacity, exercises sole voting and investment power over all of the shares held by the Redmile Funds and may be deemed to be the beneficial owner of these shares. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Redmile and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Rob Faulkner is a Managing Director of Redmile and serves as the Chairperson of our Board. The address for the Redmile Funds is c/o Redmile Group, LLC, One Letterman Drive, Bldg D, Ste D3-300, San Francisco, CA 94129
(8)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by entities affiliated with Ally Bridge Group is comprised of the following: (i) ABG WTT-MedAvail Limited is the record holder of 15,029,480 shares of Common Stock and may be deemed the beneficial owner of 5,571,764 shares of Common Stock subject to warrants that are exercisable within 60 days of April 8, 2022; and (ii) Ally Bridge MedAlpha Master Fund L.P. is the record holder of 5,894,897 shares of Common Stock and may be deemed the beneficial owner of 1,487,058 shares of Common Stock subject to warrants that are exercisable within 60 days of April 8, 2022.
(9)     The aggregate amount of shares of Common Stock that may be deemed beneficially owned by Alyeska Master Fund, L.P. is comprised of the following: 7,529,411 shares of Common Stock and 3,764,705 shares of Common Stock subject to warrants that are exercisable within 60 days of April 8, 2022.

RELATED PERSON TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.
Private Placement to Entities affiliated with Redmile Group and Ally Bridge Group
On March 30, 2022, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers set forth on the signature pages thereto (the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”), up to 47,058,820 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and to issue warrants (the “Warrants”) to purchase up to 23,529,408 shares of Common Stock (the “Warrant Shares”). The Shares will be sold at a price per share of $1.0625 (the “Purchase Price”) for aggregate gross proceeds of approximately $50 million following the consummation of all closings under the Purchase Agreement. The first closing of the Private Placement, pursuant to which the Company received $40 million in gross proceeds before deducting placement agent commissions and other offering expenses, occurred on April 4, 2022, following the satisfaction of customary closing conditions.
Each Investor purchasing Shares in the Private Placement will also be issued a Warrant to purchase that number of Warrant Shares equal to 50% of the number of Shares purchased under the Purchase Agreement by such Investor. The Warrants will have a per share exercise price of $1.25 and will be exercisable by the holder at any time on or after the issuance date of the Warrant for a period of five years. In addition, the Warrant terms provide the Company with a call option to force the Warrant holders to exercise up to two-thirds of the warrant shares subject to each Warrant, with one-third of the Warrant Shares being callable beginning on each of the 12 month and 24 month anniversaries of the Warrant issuance dates, in each case until the expiration of the Warrants, and subject to the satisfaction of certain pricing conditions relating to the trading of the Company’s shares. If all Warrants that are sold and issued in the Private Placement following the completion of all closings are fully exercised, then the Company would receive gross proceeds of approximately $29.4 million.
The following table sets forth the names of our directors, executive officers and holders of more than 5% of our outstanding common stock and their affiliates who participated in the Private Placement.

Name	Shares of MedAvail Common Stock Purchased at First Closing	Shares of MedAvail Common Stock Subject to Warrants Purchased at First Closing	Total Purchase Price
Investment funds associated with Ally Bridge Group	14,117,646	7,058,822	$14,999,999
Entities affiliated with Redmile Group, LLC	14,117,646	7,058,821	$14,999,999
Alyeska Master Fund, L.P.	7,529,411	3,764,705	$7,999,999
In addition, entities affiliated with Redmile Group, LLC shall purchase an additional 9,411,765 shares of Common Stock and receive additional warrants to purchase 4,705,881 shares of Common Stock for a purchase price of $10,000,000 at a second closing under the Purchase Agreement, anticipated to occur on July 1, 2022 and subject to the satisfaction or waiver of customary closing conditions.
Stockholder Agreements
In March 2022, MedAvail entered into that certain Registration Rights Agreement, dated as of March 30, 2022, by and between MedAvail and certain holders of its Common Stock. In November 2020, MedAvail assumed the Amended and Restated Investors’ Rights Agreement, as subsequently amended and restated on or about October 9, 2020 (the "Rights Agreement"), by and between MedAvail Subsidiary and certain holders of MedAvail Subsidiary’s preferred stock common stock who are now holders of MedAvail Common Stock. Such agreements provide for, among other things, registration rights of capital stock held by the stockholders who are parties thereto. The following directors, executive officers and holders of more than 5% of our outstanding common stock and their affiliates are parties to these agreements:
1.Entities affiliated with Redmile Group, LLC
2.Entities affiliated with Ally Bridge Group
3.Entities affiliated Alyeska Master Fund, L.P.
In the event that we are unable to register the shares that are subject to the Rights Agreement within the time periods set forth therein, the holders of such securities are entitled to liquidated damages from the Company.
In November 2020 and March 2022, Ally Bridge Group and certain of its affiliates (“Ally Bridge Group Purchasers”) irrevocably appointed as their proxy and attorney-in-fact the Company and any person designated in writing by the Company to vote, in connection with any matters with respect to which stockholders of the Company cast votes of shares of Common Stock during such period, any and all shares of Common Stock held by the Ally Bridge Group Purchasers that represent more than 9.99% of the consolidated voting power of all issued and outstanding shares of Common Stock held by all stockholders of the Company entitled to vote on such matters.
In March 2022, the Company and certain of its stockholders entered into an agreement pursuant to which such stockholders agreed to vote in favor of amending the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock, as set forth in further detail in the Purchase Agreement.
Change of Control and Severance Agreements
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Additionally, we will continue to fulfill and honor in all respects the obligations of our predecessor company, MYOS RENS Technology, Inc. (“MYOS”) which existed prior to our reverse merger with MedAvail Subsidiary (the “Merger”), to indemnify MYOS’s former directors and officers and their heirs, executors and assigns. Following the Merger, any provisions relating to the indemnification and elimination of liability for monetary damages set forth in the articles of incorporation or bylaws of MYOS, as amended, will not be amended, repealed or otherwise modified for a period of six (6) years from the Merger in any manner that would adversely affect the rights thereunder of individuals who, at the time of the Merger, were directors, officers, employees or agents of MYOS.
Other Transactions
We have entered into employment arrangements with certain current and former executive officers. See “Executive Compensation—Executive Employment Letters.”

Policies and Procedures for Related Party Transactions
Our board of directors has approved a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. We did not have a formal review and approval policy for related party transactions at the time of any of the transactions described above. However, all of the transactions described above were entered into after presentation, consideration and approval by our board of directors.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2021, all of our officers, directors and greater than 10% beneficial owners have complied with Section 16(a) filing requirements on a timely basis.

Fiscal Year 2021 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2021 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.medavail.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to MedAvail Holdings, Inc., Attention: Investor Relations, 6665 Millcreek Dr. Unit 1, Mississauga, Ontario, Canada, L5N 5M4.
*    *    *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,
/s/ Mark Doerr
Chief Executive Officer Phoenix, Arizona May 2, 2022

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
MEDAVAIL HOLDINGS, INC.

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
MEDAVAIL HOLDINGS, INC.
MedAvail Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
A.The present name of the Corporation is MedAvail Holdings, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware under the name “MYOS RENS Technology Inc.” and became effective as of November 18, 2020 (the “Original Certificate”).
B.This Amended and Restated Certificate of Incorporation (this “Amended and Restated Certificate”), which amends and restates the provisions of the Original Certificate, was duly adopted in accordance with sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
C.The text of the Original Certificate is hereby amended and restated in its entirety to read as follows:
ARTICLE I
The name of the Corporation is MedAvail Holdings, Inc.
ARTICLE II
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, County of New Castle, State of Delaware, 19808. The name of its registered agent at such address is the Corporation Service Company.
ARTICLE III
The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
Section 1.        This Corporation is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Corporation shall have authority to issue is Three Hundred Ten Million (310,000,000) of which Three Hundred Million (300,000,000) shares are Common Stock, $0.001 par value, and Ten Million (10,000,000) are Preferred Stock, $0.001 par value.
Section 2.        Each share of Common Stock shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders.
Section 3.        The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Amended and Restated Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the Corporation shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
Section 4.        Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).
ARTICLE V
Section 1.        The number of directors that constitutes the entire Board of Directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such meeting shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.
Section 2.        From and after the effectiveness of this Amended and Restated Certificate of Incorporation, the directors of the Corporation (other than any who may be elected by holders of Preferred Stock under specified circumstances) shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. Directors already in office shall be assigned to each class at the time such classification becomes effective in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. If the number of directors is changed, any newly created directorships or decrease in directorships shall be so apportioned hereafter among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
ARTICLE VI
Section 1.        Any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.
Section 2.        Except as otherwise provided for or fixed by or pursuant to the provisions herein in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
ARTICLE VII
Section 1.        The Corporation is to have perpetual existence.
Section 2.        The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
Section 3.        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.
Section 4.        The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
Section 5.        No stockholder will be permitted to cumulate votes at any election of directors.
ARTICLE VIII
Section 1.        Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
Section 2.        Special meetings of stockholders of the Corporation may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors, and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.
Section 3.        Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.
ARTICLE IX
Section 1.        To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Section 2.        The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.
Section 3.        The Corporation shall have the power to indemnify, to the extent permitted by applicable law, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.
Section 4.        Neither any amendment nor repeal of any Section of this Article IX, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE X
Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.
ARTICLE XI
The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting securities of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 3 of Article IV, Section 2 of Article V, Article VI, Section 5 of Article VII, Article VIII or Article XI of this Amended and Restated Certificate of Incorporation.

IN WITNESS WHEREOF, MedAvail Holdings Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Mark Doerr, a duly authorized officer of the Corporation on this __ day of ______, 2022.

By:
    Mark Doerr
    Chief Executive Officer

# Your **Vote** Counts!

**MEDAVAIL HOLDINGS, INC.**

2022 Annual Meeting
Vote by June 13, 2022
11:59 PM ET

D84618-P74485

## You invested in MEDAVAIL HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022.**

## Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

June 14, 2022
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/MDVL2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. To elect two Class II directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified.<br>**Nominees:**<br>01) Paul Johnson<br>02) Gerald Gradwell | For |
| 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. | For |
| 3. To approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock, par value $0.001 per share, from 100,000,000 shares to 300,000,000 shares (the "Share Increase"); provided, that the Board may abandon the Share Increase in its sole discretion. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

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**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/MDVL2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D84608-P74485

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**MEDAVAIL HOLDINGS, INC.**

**The Board of Directors recommends you vote "FOR" the following proposal:**

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Paul Johnson
02) Gerald Gradwell

**The Board of Directors recommends you vote "FOR" proposals 2 and 3.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. | ☐ | ☐ | ☐ |
| 3. To approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock, par value $0.001 per share, from 100,000,000 shares to 300,000,000 shares (the "Share Increase"); provided, that the Board may abandon the Share Increase in its sole discretion. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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## MEDAVAIL HOLDINGS, INC.
## Annual Meeting of Stockholders
## June 14, 2022 11:00 am EDT
## This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Doerr, Chief Executive Officer, and Ramona Seabaugh, Chief Financial Officer, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MEDAVAIL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM EDT on June 14, 2022, virtually at www.virtualshareholdermeeting.com/MDVL2022, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**